                                                                    Exhibit 10.9

                          REGISTRATION RIGHTS AGREEMENT

      This Registration  Rights Agreement (this "AGREEMENT") is made and entered into as of  February  3rd,  2006 among  RelationServe  Media,  Inc.,  a Delaware corporation  (the  "COMPANY"),  and the purchasers  signatory  hereto (each such purchaser is a "PURCHASER" and collectively, the "PURCHASERS").

      This  Agreement is made  pursuant to the  Securities  Purchase  Agreement, dated as of October 28, 2005 among the Company,  SendTec  Acquisition  Corp.,  a
Delaware corporation ("STAC"),  the Purchasers and Christiana Corporate Services
Inc., a Delaware  corporation,  in its capacity as administrative  agent for the
Purchasers  (the  "PURCHASE  AGREEMENT").  Pursuant to the terms of the Purchase
Agreement,  the Consolidation  Milestones (as defined in the Purchase Agreement)
having  occurred,  as part of the transactions  constituting the  Consolidation, effective  as of the  Consolidation  Date (each as defined and  described in the
Purchase  Agreement),  (i) the Senior  Secured  Convertible  Debentures  of STAC
issued  on  October  28,  2005  (the  "Debentures")  have  automatically  become convertible  into shares of common stock,  $0.01 per share (the "Company  Common
Stock"),  of the Company on the terms set forth in the Debentures,  and (ii) the
Company is issuing Warrants to purchase Company Common Stock to the Purchasers.

      In  order  to  induce  the  Purchasers  to  enter  into  the  transactions
contemplated  by  the  Purchase  Agreement,   the  Company  desires  to  provide
registration  rights with respect to the shares of Company Common Stock issuable upon conversion or exercise of the Debentures and Warrants referenced above.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this
Agreement,  and for  other  good and  valuable  consideration  the  receipt  and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase  Agreement  shall have the meanings  given such terms in the Purchase  Agreement.  As used in this  Agreement,  the following terms shall have the following meanings:

      "ADVICE" shall have the meaning set forth in Section 6(d).

      "EFFECTIVENESS  DATE"  means,  with  respect to the  initial  Registration
Statement  required to be filed  hereunder,  the 90th calendar day following the
Consolidation  Date (as defined in the Purchase  Agreement) and, with respect to any additional  Registration Statements that may be required pursuant to Section
3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional  Registration Statement is required hereunder;  PROVIDED,  HOWEVER, in the event the Company is notified by the  Commission  that  one of the  above  Registration  Statements  will  not be
reviewed  or  is  no  longer  subject  to  further  review  and  comments,   the
Effectiveness Date as to such Registration  Statement shall be the fifth Trading
Day following the date on which the Company is so notified if such date precedes the dates required above.

      "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a).

      "EVENT" shall have the meaning set forth in Section 2(b).

      "EVENT DATE" shall have the meaning set forth in Section 2(b).

      "FILING DATE" means,  with respect to the initial  Registration  Statement required  hereunder,  the 45th calendar day following the Consolidation Date (as defined  in the  Purchase  Agreement),  and,  with  respect  to  any  additional
Registration  Statements that may be required pursuant to Section 3(c), the 45th day following the date on which the Company  first knows,  or reasonably  should have known that such additional Registration Statement is required hereunder.

      "HOLDER" or  "HOLDERS"  means the holder or  holders,  as the case may be, from time to time of Registrable Securities.

      "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

      "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

      "LOSSES" shall have the meaning set forth in Section 5(a).

      "PLAN OF DISTRIBUTION" shall have the meaning set forth in Section 2(a).

      "PROCEEDING"  means an action,  claim,  suit,  investigation or proceeding
(including,  without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "PROSPECTUS"  means the prospectus  included in a  Registration  Statement
(including,  without  limitation,  a prospectus  that  includes any  information previously omitted from a prospectus filed as part of an effective  registration statement in reliance upon Rule 430A  promulgated  under the Securities Act), as amended or supplemented by any prospectus supplement,  with respect to the terms of the  offering  of any  portion  of the  Registrable  Securities  covered by a
Registration  Statement,  and  all  other  amendments  and  supplements  to  the
Prospectus,  including post-effective  amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "REGISTRABLE  SECURITIES"  means (i) the  shares of Company  Common  Stock issuable upon conversion in full of the Debentures, (iii) all shares issuable as interest on the Debentures  assuming all permissible  interest payments are made in shares of Common Stock and the Debentures are held until  maturity,  (iv) all
Warrant  Shares,  (v) any  securities  issued or issuable  upon any stock split, dividend or other  distribution,  recapitalization or similar event with respect to the  foregoing,  (vi) any  additional  shares of  Common  Stock  issuable  in connection with any  anti-dilution  provisions in the Debentures or the Warrants
(in each case,  without giving effect to any limitations on conversion set forth in the  Debenture or  limitations  on exercise  set forth in the Warrant)  (vii)
525,000  shares of  Company  Common  Stock as the  result of the  adjustment  of certain STAC Financial  Covenants in the Purchase Agreement and (viii) shares of
Common Stock issuable in lieu of cash payments of liquidated damages pursuant to
Section 2(b).

      "REGISTRATION  STATEMENT" means the registration statements required to be filed  hereunder and any  additional  registration  statements  contemplated  by
Section  3(c),   including  (in  each  case)  the  Prospectus,   amendments  and
supplements to such  registration  statement or  Prospectus,  including pre- and post-effective  amendments,  all exhibits thereto, and all material incorporated by reference  or deemed to be  incorporated  by  reference in such  registration statement.

      "RULE 415" means Rule 415  promulgated by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

      "RULE 424" means Rule 424  promulgated by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

      "SELLING  SHAREHOLDER  QUESTIONNAIRE"  shall have the meaning set forth in
Section 3(a).

2. SHELF REGISTRATION

      (a) On or prior to each Filing Date,  the Company  shall  prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130%
of the  Registrable  Securities on such Filing Date that are not already covered by a separate Registration  Statement for an offering to be made on a continuous basis  pursuant to Rule 415. The  Registration  Statement  shall be on Form SB-2
(except  if the  Company  is not  then  eligible  to  register  for  resale  the
Registrable Securities on Form SB-2, in which case such registration shall be on another  appropriate  form in accordance  herewith)  and shall  contain  (unless otherwise  directed by the  Holders)  substantially  the "PLAN OF  DISTRIBUTION"
attached hereto as ANNEX A. Subject to the terms of this Agreement,  the Company shall use its best  efforts to cause a  Registration  Statement  to be  declared effective  under the  Securities  Act as promptly  as possible  after the filing thereof, but in any event prior to the applicable  Effectiveness Date, and shall use its best efforts to keep such Registration  Statement continuously effective under the  Securities  Act  until all  Registrable  Securities  covered  by such
Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company  pursuant to a written  opinion  letter  to such  effect,  addressed  and  acceptable  to the
Company's transfer agent and the affected Holders (the "EFFECTIVENESS  PERIOD").
The  Company  shall  telephonically  request  effectiveness  of  a  Registration
Statement  as of 5:00 pm  Eastern  Time on a  Trading  Day.  The  Company  shall immediately  notify  the  Holders  via  facsimile  of  the  effectiveness  of  a
Registration  Statement on the same Trading Day that the Company  telephonically confirms  effectiveness  with the Commission,  which shall be the date requested for  effectiveness  of a Registration  Statement.  The Company shall, by 9:30 am
Eastern  Time on the  Trading  Day after the  Effective  Date (as defined in the
Purchase  Agreement),  file a Form 424(b)(5) with the Commission.  Failure to so notify the Holder within one Trading Day of such notification shall be deemed an
Event under Section 2(b).

      (b) If:  (i) a  Registration  Statement  is not  filed  on or prior to its
Filing Date (if the Company files a Registration Statement without affording the
Holders the opportunity to review and comment on the same as required by Section
3(a),  the Company  shall not be deemed to have  satisfied  this clause (i)), or
(ii) the Company fails to file with the Commission a request for acceleration in accordance  with Rule 461  promulgated  under the  Securities  Act,  within five
Trading  Days of the date that the  Company is  notified  (orally or in writing, whichever is earlier) by the Commission  that a Registration  Statement will not be  "reviewed,"  or not  subject  to  further  review,  or  (iii)  prior  to the
Effectiveness  Date,  the Company  fails to file a  pre-effective  amendment and otherwise  respond in writing to comments  made by the  Commission in respect of such  Registration  Statement  within 10  calendar  days  after the  receipt  of comments by or notice from the  Commission  that such  amendment  is required in order  for a  Registration  Statement  to  be  declared  effective,  or  (iv)  a
Registration  Statement  filed or required to be filed hereunder is not declared effective by the Commission within 120 days of the Filing Date, or (v) after the
Effectiveness  Date, a  Registration  Statement  ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be  effective,  or the Holders are not  permitted  to utilize the  Prospectus therein to resell such Registrable  Securities for 10 consecutive  calendar days but no more than an  aggregate of 15 calendar  days during any  12-month  period
(which need not be  consecutive  Trading Days) (any such failure or breach being referred  to as an "EVENT",  and for  purposes of clause (i) or (iv) the date on which such Event  occurs,  or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date on which such 10 calendar day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar  day period,  as  applicable,  is exceeded, each being referred to as an "EVENT DATE"), then in addition to any other rights the Holders may have hereunder or under  applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the
Company  shall  pay to each  Holder an amount  in cash,  as  partial  liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities
then held by such  Holder.  If the Company  fails to pay any partial  liquidated damages  pursuant  to this  Section  in full  within  seven  days after the date payable,  the Company will pay  interest  thereon at a rate of 18% per annum (or such lesser  maximum  amount that is permitted to be paid by applicable  law) to the Holder, accruing daily from the date such partial liquidated damages are due until  such  amounts,  plus all such  interest  thereon,  are paid in full.  The partial  liquidated  damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

3.    REGISTRATION PROCEDURES.

      In connection with the Company's registration  obligations hereunder,  the
Company shall:

      (a)  Not  less  than  five  Trading  Days  prior  to the  filing  of  each
Registration  Statement or any related Prospectus or any amendment or supplement thereto  (including  any  document  that would be  incorporated  or deemed to be incorporated  therein by  reference),  the  Company  shall,  (i) furnish to each
Holder copies of all such documents proposed to be filed, which documents (other than those  incorporated  or deemed to be  incorporated  by  reference)  will be subject to the review of such Holders,  and (ii) cause its officers,  directors, counsel  and  independent  certified  public  accountants  to  respond  to  such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable  investigation within the meaning of the Securities Act.
The Company shall not file a  Registration  Statement or any such  Prospectus or any amendments or supplements  thereto to which the Holders of a majority of the
Registrable  Securities shall  reasonably  object in good faith;  PROVIDED,  the

Company is notified of such objection in writing no later than five Trading Days after the Holders have been so furnished  copies of such documents.  Each Holder agrees to furnish to the Company a completed  Questionnaire in the form attached to this Agreement as ANNEX B (a "SELLING  STOCKHOLDER  QUESTIONNAIRE")  not less than two  Trading  Days  prior to the  Filing  Date or by the end of the  fourth
Trading Day following the date on which such Holder  receives draft materials in accordance with this Section.

      (b) (i) Prepare and file with the Commission  such  amendments,  including post-effective  amendments,  to a Registration Statement and the Prospectus used in  connection  therewith as may be necessary to keep a  Registration  Statement continuously  effective  as to the  applicable  Registrable  Securities  for the
Effectiveness  Period and prepare and file with the Commission  such  additional
Registration Statements in order to register for resale under the Securities Act all of the  Registrable  Securities;  (ii) cause the  related  Prospectus  to be amended or supplemented by any required  Prospectus  supplement  (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424;  (iii) respond as promptly as  reasonably  possible to any comments received from the  Commission  with respect to a  Registration  Statement or any amendment  thereto and as promptly as  reasonably  possible  provide the Holders true and  complete  copies  of all  correspondence  from  and to the  Commission relating to a Registration  Statement;  and (iv) comply in all material respects with the  provisions of the  Securities Act and the Exchange Act with respect to the  disposition  of  all  Registrable  Securities  covered  by  a  Registration
Statement  during the applicable  period in accordance  (subject to the terms of this Agreement) with the intended  methods of disposition by the Holders thereof set forth in such Registration  Statement as so amended or in such Prospectus as so supplemented.

      (c)  If  during  the  Effectiveness  Period,  the  number  of  Registrable
Securities  at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration  Statement,  then the Company shall file as soon as reasonably  practicable but in any case prior to the applicable  Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities.

      (d) Notify the Holders of Registrable  Securities to be sold (which notice shall,  pursuant to clauses  (ii)  through (vi)  hereof,  be  accompanied  by an instruction  to suspend the use of the  Prospectus  until the requisite  changes have been made) as promptly as reasonably  possible  (and, in the case of (i)(A)
below,  not less than five Trading Days prior to such filing) and (if  requested by any such Person) confirm such notice in writing no later than one Trading Day following  the day (i)(A) when a  Prospectus  or any  Prospectus  supplement  or post-effective  amendment to a  Registration  Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration  Statement and whenever the Commission  comments in writing on such Registration  Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders);  and (C) with respect to a Registration  Statement or any post-effective  amendment,  when the same has become  effective;  (ii) of any request by the  Commission or any other
Federal or state  governmental  authority  for  amendments or  supplements  to a
Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental  authority of any stop order  suspending  the  effectiveness  of a  Registration  Statement covering  any or all of the  Registrable  Securities  or the  initiation  of any

Proceedings  for  that  purpose;  (iv)  of the  receipt  by the  Company  of any notification  with respect to the suspension of the  qualification  or exemption from  qualification  of  any of  the  Registrable  Securities  for  sale  in any jurisdiction,  or the  initiation  or  threatening  of any  Proceeding  for such purpose;  (v) of the  occurrence  of any event or passage of time that makes the financial  statements  included  in  a  Registration  Statement  ineligible  for inclusion  therein  or  any  statement  made  in  a  Registration  Statement  or
Prospectus or any document  incorporated or deemed to be incorporated therein by reference  untrue in any material  respect or that  requires any  revisions to a
Registration Statement,  Prospectus or other documents so that, in the case of a
Registration  Statement  or the  Prospectus,  as the  case  may be,  it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein, in light of the  circumstances  under which they were made, not misleading;  and
(vi) the  occurrence  or existence  of any pending  corporate  development  with respect to the Company that the Company  believes  may be material and that,  in the  determination  of the  Company,  makes it not in the best  interest  of the
Company  to  allow  continued   availability  of  a  Registration  Statement  or
Prospectus;  PROVIDED, any and all of such information shall remain confidential
to  each  Holder  until  such  information   otherwise  becomes  public,  unless
disclosure by a Holder is required by law;  PROVIDED,  FURTHER,  notwithstanding each Holder's agreement to keep such information confidential,  the Holders make
no   acknowledgement   that  any  such   information  is  material,   non-public
information.

      (e) Use its best efforts to avoid the  issuance of, or, if issued,  obtain the withdrawal of (i) any order  suspending the  effectiveness of a Registration
Statement,  or (ii) any  suspension  of the  qualification  (or  exemption  from
qualification)   of  any  of  the   Registrable   Securities  for  sale  in  any
jurisdiction, at the earliest practicable moment.

      (f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial
statements  and  schedules,   all  documents   incorporated   or  deemed  to  be
incorporated  therein by reference to the extent  requested by such Person,  and all exhibits to the extent requested by such Person  (including those previously furnished  or  incorporated  by  reference)  promptly  after the  filing of such documents with the Commission.

      (g) Promptly deliver to each Holder, without charge, as many copies of the
Prospectus  or  Prospectuses  (including  each  form  of  prospectus)  and  each amendment  or  supplement  thereto as such  Persons  may  reasonably  request in connection with resales by the Holder of Registrable Securities.  Subject to the
terms  of  this  Agreement,  the  Company  hereby  consents  to the  use of such
Prospectus  and each  amendment  or  supplement  thereto by each of the  selling
Holders in connection with the offering and sale of the  Registrable  Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

      (h) If NASD Rule 2710(b) requires any broker-dealer to make a filing prior to  executing a sale by a Holder,  the Company  shall (i) make an Issuer  Filing with the NASD's Corporate  Financing  Department  pursuant to NASD Rule 2710(b),
(ii) respond  within five Trading  Days to any comments  received  from NASDR in connection  therewith,  and (iii) pay the  filing  fee  required  in  connection therewith.

      (i) Prior to any resale of  Registrable  Securities  by a Holder,  use its commercially  reasonable  efforts to register or qualify or  cooperate  with the selling  Holders  in  connection  with the  registration  or  qualification  (or exemption from the Registration or qualification) of such Registrable Securities for the  resale  by the  Holder  under the  securities  or Blue Sky laws of such jurisdictions  within the United  States as any Holder  reasonably  requests  in writing,  to keep each  registration or qualification  (or exemption  therefrom)
effective  during the  Effectiveness  Period and to do any and all other acts or things reasonably  necessary to enable the disposition in such  jurisdictions of the Registrable Securities covered by each Registration Statement; PROVIDED, the
Company  shall not be  required  to  qualify  generally  to do  business  in any jurisdiction  where it is not then so  qualified,  subject  the  Company  to any material tax in any such jurisdiction  where it is not then so subject or file a general consent to service of process in any such jurisdiction.

      (j) If requested by the Holders,  cooperate with the Holders to facilitate the timely  preparation  and delivery of certificates  representing  Registrable
Securities to be delivered to a transferee pursuant to a Registration Statement, which  certificates  shall be free,  to the  extent  permitted  by the  Purchase
Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

      (k) Upon the  occurrence of any event  contemplated  by this Section 3, as promptly as  reasonably  possible  under the  circumstances,  but subject to the
Company's good faith  assessment of any adverse  consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment,  including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that,  as  thereafter  delivered,  neither  a  Registration  Statement  nor such
Prospectus will contain an untrue  statement of a material fact or omit to state a  material  fact  required  to be  stated  therein  or  necessary  to make  the statements  therein,  in light of the circumstances  under which they were made, not misleading.  If the Company  notifies the Holders in accordance with clauses
(ii)  through  (vi) of Section  3(d) above to suspend the use of any  Prospectus until the requisite  changes to such Prospectus have been made, then the Holders shall suspend use of such  Prospectus.  The Company will use its best efforts to ensure  that  the  use of  the  Prospectus  may be  resumed  as  promptly  as is practicable.  The Company  shall be  entitled  to exercise  its right under this
Section  3(k) to  suspend  the  availability  of a  Registration  Statement  and
Prospectus,  subject to the payment of partial  liquidated  damages  pursuant to
Section 2(b),  for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

      (l) Comply with all applicable rules and regulations of the Commission.

      (m) The Company may require each selling  Holder to furnish to the Company a certified  statement as to the number of shares of Common  Stock  beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.  During any periods that the
Company  is  unable  to meet  its  obligations  hereunder  with  respect  to the registration  of the Registrable  Securities  solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated  damages  that are accruing at such time as to such Holder only shall be tolled and any Event that may  otherwise  occur solely  because of such delay shall be suspended as to such Holder only,  until such  information is delivered to the Company.

4. REGISTRATION  EXPENSES.  All fees and expenses incident to the performance of or compliance  with this  Agreement by the Company shall be borne by the Company whether or not any  Registrable  Securities  are sold pursuant to a Registration
Statement.  The fees and expenses  referred to in the foregoing  sentence  shall include,  without  limitation,  (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the  Trading  Market  on which the  Common  Stock is then  listed  for trading,  (B) in compliance  with applicable  state  securities or Blue Sky laws reasonably agreed to by the Company in writing  (including,  without limitation, fees and  disbursements  of counsel for the Company in connection  with Blue Sky qualifications or exemptions of the Registrable  Securities and determination of the eligibility of the Registrable  Securities for investment  under the laws of such  jurisdictions  as requested by the Holders) and (C) if not previously paid by the Company in  connection  with another  filing,  with respect to any filing that may be required to be made by any broker  through which a Holder intends to make  sales of  Registrable  Securities  with  the  NASD's  Corporate  Financing
Department pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary  brokerage  commission in connection  with such sale, (ii)
printing  expenses   (including,   without  limitation,   expenses  of  printing
certificates  for  Registrable  Securities and of printing  prospectuses  if the printing of prospectuses is reasonably requested by the holders of a majority of
the  Registrable  Securities  included  in  a  Registration  Statement),   (iii)
messenger,  telephone  and delivery  expenses,  (iv) fees and  disbursements  of counsel for the Company, (v) Securities Act liability insurance,  if the Company so desires  such  insurance,  and (vi) fees and  expenses  of all other  Persons retained by the Company in connection with the  consummation of the transactions contemplated  by this Agreement.  In addition,  the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including,  without limitation, all salaries and expenses of its  officers  and  employees  performing  legal or accounting  duties),  the expense of any annual  audit and the fees and expenses incurred in  connection  with the listing of the  Registrable  Securities on any securities  exchange  as  required  hereunder.  In no event shall the Company be responsible  for any  broker or  similar  commissions  or,  except to the extent provided for in the Transaction Documents,  any legal fees or other costs of the
Holders.

5. INDEMNIFICATION

      (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination  of this  Agreement,  indemnify and hold  harmless each Holder,  the officers,  directors,  agents,  brokers  (including  brokers  who offer and sell
Registrable  Securities  as  principal as a result of a pledge or any failure to perform under a margin call of Common Stock),  investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of
Section 15 of the  Securities  Act or Section  20 of the  Exchange  Act) and the
officers,  directors,  agents and employees of each such controlling  Person, to the fullest  extent  permitted by  applicable  law, from and against any and all losses,  claims,  damages,  liabilities,  costs (including,  without limitation, reasonable attorneys' fees) and expenses (collectively,  "LOSSES"), as incurred, arising  out of or  relating  to any untrue or  alleged  untrue  statement  of a material fact contained in a Registration Statement,  any Prospectus or any form of prospectus or in any  amendment or supplement  thereto or in any  preliminary prospectus, or arising out of or relating to any omission or alleged omission of a  material  fact  required  to be  stated  therein  or  necessary  to make  the statements  therein  (in the case of any  Prospectus  or form of  prospectus  or supplement  thereto,  in light of the circumstances  under which they were made)
not  misleading,  except to the extent,  but only to the  extent,  that (i) such untrue statements or omissions are based solely upon information  regarding such
Holder  furnished  in writing to the  Company by such Holder  expressly  for use therein,  or to the extent that such information  relates to such Holder or such
Holder's  proposed  method of  distribution  of  Registrable  Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a
Registration  Statement,  such  Prospectus  or such form of Prospectus or in any amendment  or  supplement  thereto  (it being  understood  that the  Holder  has approved  ANNEX A hereto for this  purpose) or (ii) in the case of an occurrence of an event of the type  specified  in  Section  3(d)(ii)-(vi),  the use by such
Holder of an outdated or  defective  Prospectus  after the Company has  notified such Holder in writing that the Prospectus is outdated or defective or after the receipt  by such  Holder of either  the  notice or the  Advice  contemplated  in
Section 6(d). The Company shall notify the Holders  promptly of the institution, threat or assertion of any  Proceeding  arising from or in  connection  with the transactions contemplated by this Agreement of which the Company is aware.

      (b)  INDEMNIFICATION  BY HOLDERS.  Each Holder  shall,  severally  and not jointly,  indemnify  and hold  harmless the Company,  its  directors,  officers, agents and employees,  each Person who controls the Company  (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the
directors,  officers,  agents or employees of such controlling  Persons,  to the fullest  extent  permitted by applicable  law,  from and against all Losses,  as incurred,  to the extent  arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus  delivery  requirements  of the Securities
Act or (y) any untrue or alleged  untrue  statement of a material fact contained in any Registration Statement, any Prospectus,  or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or  relating  to any  omission  or alleged  omission  of a material  fact required to be stated  therein or necessary to make the  statements  therein not misleading  to the  extent,  but  only  to the  extent,  that  (i)  such  untrue statements or omissions are based solely upon information  regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent  that such  information  relates to such  Holder or such  Holder's proposed method of  distribution of Registrable  Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration
Statement,  such  Prospectus  or such form of  Prospectus or in any amendment or supplement  thereto (it being  understood  that the Holder has approved  ANNEX A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section  3(d)(ii)-(vi),  the use by such Holder of an outdated or defective  Prospectus  after the Company has notified  such Holder in writing that the Prospectus is outdated or defective or after the receipt by such Holder of either the notice or the Advice  contemplated  in Section  6(d).  In no event shall the  liability of any selling  Holder  hereunder be greater in amount than the dollar  amount of the net proceeds  received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c) CONDUCT OF  INDEMNIFICATION  PROCEEDINGS.  If any Proceeding  shall be brought or asserted  against  any Person  entitled to  indemnity  hereunder  (an
"INDEMNIFIED  PARTY"),  such Indemnified  Party shall promptly notify the Person from whom  indemnity is sought (the  "INDEMNIFYING  PARTY") in writing,  and the
Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel  reasonably  satisfactory to the Indemnified Party and the  payment  of all fees and  expenses  incurred  in  connection  with  defense thereof; PROVIDED, that the failure of any Indemnified Party to give such notice shall not relieve  the  Indemnifying  Party of its  obligations  or  liabilities pursuant  to this  Agreement,  except  (and only) to the extent that it shall be finally determined by a court of competent  jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

      An Indemnified  Party shall have the right to employ  separate  counsel in any such Proceeding and to participate in the defense thereof,  but the fees and expenses of such counsel  shall be at the expense of such  Indemnified  Party or
Parties  unless:  (1) the  Indemnifying  Party has agreed in writing to pay such fees and  expenses;  (2) the  Indemnifying  Party shall have failed  promptly to assume  the  defense  of  such  Proceeding  and  to  employ  counsel  reasonably satisfactory to such Indemnified Party in any such Proceeding;  or (3) the named parties to any such Proceeding  (including any impleaded  parties)  include both such Indemnified  Party and the Indemnifying  Party, and such Indemnified  Party shall reasonably believe that a material conflict of interest is likely to exist
if  the  same  counsel  were  to  represent  such  Indemnified   Party  and  the
Indemnifying  Party (in which  case,  if such  Indemnified  Party  notifies  the
Indemnifying  Party in writing that it elects to employ separate  counsel at the expense of the Indemnifying  Party,  the  Indemnifying  Party shall not have the right to assume the defense  thereof and the reasonable fees and expenses of one separate  counsel  shall  be at the  expense  of the  Indemnifying  Party).  The
Indemnifying Party shall not be liable for any settlement of any such Proceeding effected  without its written  consent,  which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the
Indemnified Party, effect any settlement of any pending Proceeding in respect of which any  Indemnified  Party is a party,  unless  such  settlement  includes an unconditional  release of such  Indemnified  Party from all  liability on claims that are the subject matter of such Proceeding.

      Subject to the terms of this  Agreement,  all reasonable fees and expenses of the Indemnified  Party (including  reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified
Party,  as incurred,  within ten Trading Days of written  notice  thereof to the
Indemnifying Party; PROVIDED, the Indemnified Party shall promptly reimburse the
Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such  Indemnified  Party is not  entitled  to  indemnification hereunder, determined based upon the relative faults of the parties.

      (d)  CONTRIBUTION.  If the  indemnification  under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses,  then each  Indemnifying  Party shall contribute to the amount  paid or payable by such  Indemnified  Party,  in such  proportion  as is appropriate  to  reflect  the  relative  fault  of the  Indemnifying  Party  and
Indemnified  Party in connection with the actions,  statements or omissions that resulted in such Losses as well as any other relevant equitable  considerations.
The relative fault of such  Indemnifying  Party and  Indemnified  Party shall be determined by reference to, among other things,  whether any action in question, including any untrue or alleged untrue  statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information  supplied by, such Indemnifying  Party or Indemnified Party, and the

                                       10

parties'  relative intent,  knowledge,  access to information and opportunity to correct or prevent  such  action,  statement  or  omission.  The amount  paid or payable by a party as a result of any Losses shall be deemed to include, subject to the  limitations set forth in this  Agreement,  any reasonable  attorneys' or other reasonable fees or expenses  incurred by such party in connection with any
Proceeding to the extent such party would have been indemnified for such fees or expenses if the  indemnification  provided for in this Section was  available to such party in accordance with its terms.

      The  parties  hereto  agree  that it would  not be just and  equitable  if contribution  pursuant  to  this  Section  5(d)  were  determined  by  pro  rata allocation or by any other method of allocation  that does not take into account the equitable considerations referred to in the immediately preceding paragraph.
Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds  actually  received  by such  Holder  from the sale of the  Registrable
Securities subject to the Proceeding exceeds the amount of any damages that such
Holder has  otherwise  been  required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

      The indemnity and contribution agreements contained in this Section are in addition  to any  liability  that  the  Indemnifying  Parties  may  have  to the
Indemnified Parties.

6.    MISCELLANEOUS

      (a) REMEDIES.  In the event of a breach by the Company or by a Holder,  of any of their  obligations under this Agreement,  each Holder or the Company,  as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific  performance of its rights under this  Agreement.  The Company and each
Holder agree that monetary damages would not provide  adequate  compensation for any losses incurred by reason of a breach by it of any of the provisions of this
Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach,  it shall waive the defense that a remedy at law would be adequate.

      (b) NO PIGGYBACK ON  REGISTRATIONS.  Except as set forth on SCHEDULE  6(B)
attached hereto, neither the Company nor any of its security holders (other than the Holders in such  capacity  pursuant  hereto) may include  securities  of the
Company  in the  initial  Registration  Statement  other  than  the  Registrable
Securities.  Except as set forth on SCHEDULE 6(B) attached hereto, no Person has any right to cause the Company to effect the  registration  under the Securities
Act of any  securities  of the  Company.  The  Company  shall not file any other registration  statements  until  the  initial  Registration  Statement  required hereunder is declared effective by the Commission;  PROVIDED,  this Section 6(b)
shall not prohibit the Company from filing amendments to registration statements already filed.

      (c) COMPLIANCE.  Each Holder covenants and agrees that it will comply with the prospectus  delivery  requirements of the Securities Act as applicable to it in connection  with sales of Registrable  Securities  pursuant to a Registration
Statement.

                                       11

      (d)  DISCONTINUED  DISPOSITION.  Each Holder agrees by its  acquisition of such  Registrable  Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind  described in Section 3(d),  such Holder will forthwith  discontinue  disposition of such Registrable  Securities under a
Registration  Statement  until  such  Holder's  receipt  of  the  copies  of the supplemented  Prospectus and/or amended Registration  Statement,  or until it is advised in writing (the  "ADVICE") by the Company that the use of the applicable
Prospectus  may be resumed,  and, in either  case,  has  received  copies of any additional  or  supplemental  filings  that are  incorporated  or  deemed  to be incorporated  by reference in such  Prospectus or  Registration  Statement.  The
Company will use its best efforts to ensure that the use of the  Prospectus  may be resumed as promptly as is  practicable.  The Company agrees and  acknowledges that any  periods  during  which  the  Holder is  required  to  discontinue  the disposition  of the  Registrable  Securities  hereunder  shall be subject to the provisions of Section 2(b).

      (e)  PIGGY-BACK  REGISTRATIONS.  If at any time  during the  Effectiveness
Period  there is not an  effective  Registration  Statement  covering all of the
Registrable  Securities and the Company shall determine to prepare and file with the  Commission  a  registration  statement  relating to an offering for its own account or the account of others under the  Securities  Act of any of its equity securities,  other than on Form S-4 or Form S-8 (each as  promulgated  under the
Securities Act) or their then  equivalents  relating to equity  securities to be issued solely in connection  with any  acquisition  of any entity or business or equity securities issuable in connection with the stock option or other employee benefit  plans,  then the Company shall send to each Holder a written  notice of such  determination  and, if within  fifteen days after the date of such notice, any such Holder shall so request in writing,  the Company  shall include in such registration  statement  all or any  part of such  Registrable  Securities  such
Holder requests to be registered; PROVIDED, HOWEVER, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e)
that are  eligible  for resale  pursuant  to Rule 144(k)  promulgated  under the
Securities  Act  or  that  are  the  subject  of a then  effective  Registration
Statement.

      (f) AMENDMENTS AND WAIVERS.  The provisions of this  Agreement,  including the provisions of this sentence,  may not be amended,  modified or supplemented, and waivers or  consents to  departures  from the  provisions  hereof may not be given,  unless the same shall be in writing  and signed by the  Company and each
Holder  of the then  outstanding  Registrable  Securities.  Notwithstanding  the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates  exclusively to the rights of Holders and that does not directly  or  indirectly  affect  the  rights of other  Holders  may be given by
Holders of all of the  Registrable  Securities  to which such  waiver or consent relates;  PROVIDED,  HOWEVER,  that the  provisions  of this sentence may not be amended,  modified,  or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (g) NOTICES.  Any and all notices or other  communications  or  deliveries required or permitted to be provided  hereunder  shall be delivered as set forth in the Purchase Agreement.

      (h) SUCCESSORS AND ASSIGNS.  This Agreement  shall inure to the benefit of and be binding upon the successors and permitted  assigns of each of the parties and shall  inure to the benefit of each  Holder.  The Company may not assign its rights or obligations  hereunder without the prior written consent of all of the
Holders of the then outstanding Registrable  Securities.  Each Holder may assign

                                       12

their respective  rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

      (i) NO  INCONSISTENT  AGREEMENTS.  Except  as set forth on  SCHEDULE  6(I)
attached hereto, neither the Company nor any of its subsidiaries has entered, as of the date  hereof,  nor shall the  Company or any of its  subsidiaries,  on or after the date of this  Agreement,  enter into any agreement with respect to its securities,  that would have the effect of impairing  the rights  granted to the
Holders in this Agreement or otherwise  conflicts  with the  provisions  hereof.
Except  as set  forth on  SCHEDULE  6(I),  neither  the  Company  nor any of its subsidiaries has previously entered into any agreement granting any registration rights with  respect to any of its  securities  to any Person that have not been satisfied in full.

      (j)  EXECUTION  AND  COUNTERPARTS.  This  Agreement may be executed in any number of counterparts,  each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement.   In  the  event  that  any   signature  is  delivered  by  facsimile
transmission,  such  signature  shall create a valid  binding  obligation of the party  executing  (or on whose behalf such  signature is executed) the same with the same  force and  effect as if such  facsimile  signature  were the  original thereof.

      (k) GOVERNING LAW. All questions  concerning the  construction,  validity, enforcement  and  interpretation  of this Agreement shall be determined with the provisions of the Purchase Agreement.

      (l) CUMULATIVE  REMEDIES.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (m) SEVERABILITY.  If any term, provision, covenant or restriction of this
Agreement is held by a court of competent  jurisdiction to be invalid,  illegal, void or  unenforceable,  the remainder of the terms,  provisions,  covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected,  impaired or  invalidated,  and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially  the same result as that  contemplated by such term, provision,  covenant or restriction.  It is hereby stipulated and declared to be the  intention of the parties that they would have  executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      (n)  HEADINGS.  The  headings in this  Agreement  are for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

      (o) INDEPENDENT NATURE OF HOLDERS' OBLIGATIONS AND RIGHTS. The obligations of each Holder  hereunder are several and not joint with the  obligations of any other Holder  hereunder,  and no Holder shall be  responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other  agreement or document  delivered at any closing,  and no action  taken by any  Holder  pursuant  hereto  or  thereto,  shall be deemed to constitute the Holders as a partnership,  an association, a joint venture or any other kind of entity,  or create a  presumption  that the Holders are in any way acting  in  concert  with  respect  to  such  obligations  or  the  transactions

                                       13

contemplated  by this  Agreement.  Each Holder  shall be entitled to protect and enforce its rights,  including without limitation the rights arising out of this
Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                             ********************

                                       14

      IN WITNESS  WHEREOF,  the parties have executed this  Registration  Rights
Agreement as of the date first written above.

                               RELATIONSERVE MEDIA, INC.

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:

                     [SIGNATURE PAGE OF PURCHASERS FOLLOWS]

                                       15

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: LB I GROUP INC.
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       16

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: ALEXANDRA GLOBAL MASTER FUND, LTD.
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       17

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: CAMOFI MASTER LDC
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       18

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: JGB CAPITAL L.P.
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       19

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of  Purchaser:  MELLON HBV MASTER  U.S.  EVENT  DRIVEN  FUND AND MELLON HBV
MASTER GLOBAL EVENT DRIVEN FUND LP
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       20

                   [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: PALLISADES MASTER FUND, LP
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                           [SIGNATURE PAGES CONTINUE]

                                       21

                   [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: PORTSIDE GROWTH AND OPPORTUNITY FUND
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       22

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: RHP MASTER FUND, LTD.
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       23

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: MARK SALTER
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       24

                  [SIGNATURE PAGE OF PURCHASERS TO RSVM RRA]

Name of Purchaser: SDS CAPITAL GROUP SPC, LTD.
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: /s/
                                                --------------------------------
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                             [SIGNATURE PAGES CONTINUE]

                                       25